SCHEDULE 14A INFORMATION
                            ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12


                  DIGITAL VILLAGE WORLD TECHNOLOGIES INC.
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             (Name of Registrant as Specified In Its Charter)


         Board of Directors - Digital Village World Technologies Inc.
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                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

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   2)  Aggregate number of securities to which transaction applies:

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   3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   4)  Proposed maximum aggregate value of transaction:

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   5)  Total fee Paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


   1)  Amount Previously Paid:

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   2)  Form, Schedule or Registration Statement No.:

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   Filing Party:

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   Date Filed:

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                  DIGITAL VILLAGE WORLD TECHNOLOGIES INC.

                 Unit #10, 8980 Fraserwood Court, Burnaby,
                      British Columbia, Canada V5J 5H7

                               PROXY STATEMENT

             For a Special Extraordinary Meeting of Shareholders
                        to be held on September 5, 2002

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Digital Village World Technologies Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at an extraordinary special Meeting of Shareholders (the "Meeting"). The Meeting will be held on Friday, September 5th, 2002, beginning at 10:30 am at the Company's headquarters, located at Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada V5J 5H7. The Notice of Extraordinary Meeting, this Proxy Statement and the enclosed proxy were initially mailed to the shareholders on or about August 23, 2002. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted FOR ratification of the acquisition of the Business Assets of Beijing Super Energy Yu Heng Technology Developments Co. Ltd. and the change of the Company's business and FOR those director nominees presented by the Board of Directors and FOR Approval of the Company's Annual Financial Statements of December 31, 2001 and FOR the change of name to Super Energy Investments Corporation. Should any other business properly come before the Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Meeting. Broker non-votes are deemed to be not present for the purposes of determining whether a quorum exists.

Shareholders of record as of the close of business on August 15, 2002 are entitled to notice of the Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Meeting. As of the close of business on August 15, 2002, there were 12,906,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Meeting.

                                PROPOSAL NUMBER 1

 RATIFICATION OF ACQUISITION OF THE BUSINESS ASSETS OF BEIJING SUPER ENERGY YU
           HENG TECHNOLOGY DEVELOPMENTS CO. LTD. AND CHANGE OF BUSINESS

The Company has entered into an Asset Purchase Agreement ("Agreement") with Beijing Super Energy Yu Heng Technology Developments Co. Ltd. ("Seller") of Beijing, China through which the Company will acquire all of its assets (Assets). The transaction has been approved by shareholders owning a majority of the outstanding shares of the Company. Seller has developed and commercialized certain medical applications for its proprietary film technology with immediate use in devices such as IV sets ("the Business").

The Company has as of August the 16th 2002 completed all aspects of the Agreement with Seller, a Chinese joint stock company.

The Seller's head office is in Beijing China.

The subject transaction requires the Company to issue the Seller 12 million of its common shares at a deemed price of $1.62 for a total transaction price equivalent to $19,512,195 US in consideration of the Seller selling the Assets to the Company. The subject transaction transfers control of the Company to the Seller by reason that the Seller would own 12 million (48.18%) of the 24,906,000 shares issued in the Company.

Further, the Company's former control group, Tianjin Yu Cheung Group Co Ltd., has sold 1,600,000 of its 2,000,000 common shares in the Company to Mr. Chen Zhiqing, (Mr. Chen) the majority owner of the Seller.

In addition as part of the subject transaction Mr. Chen has acquired from other Company shareholders a further 1,000,000 shares for an aggregate of 2,600,000 shares.

The Assets consist of all attendant items of a business owned by the Seller which manufactures and distributes a family of advanced proprietary medical IV infusion sets (Products) in China.

The Assets and the Business include land, offices, manufacturing facilities, proprietary technology, goodwill, staff and management of approximately 330 people, R&D facilities, and a product distribution network.

The Products

The Products incorporate a new proprietary filter (Filter) which the Seller developed in collaboration with China's Institute of Atomic Energy (CIAE). The Filter enables the Product to provide significantly enhanced filtering properties from those presently used in China by filtering particles as small as 5 microns without compromising fluid flow rates.

The Product technology is covered under two patents.

Market

The Product has been approved for use in China and is presently being sold in numerous parts of China.

China consumes up to 3 billion IV sets annually.

The Product is distributed through a network of medical products companies (Distributor) of which there are presently 12. Each Distributor is required to sell the quota assigned to it and failure to do so can result in cancellation of the right to distribute the Product.

The Company intends to market their Products globally.

Operations

The Business will be operated through the Company's wholly owned subsidiary Chinese company which will conduct head office administrative matters with a staff of approximately 30 persons from a suite of offices in North West Beijing that are shared with the Seller.

The Seller continues with its remaining business of manufacturing and distributing unique films which are applied to products of the Seller's customers to protect such products from counterfeiters of their products.

The Product is presently manufactured in a GMP (Good Manufacturing Practice) approved facility (1st Facility). The 1st Facility is located in Liuan city in the Province of Anhui. The 1st Facility was intended to demonstrate the commercial viability of the Product.

The 1st Facility has an annual capacity of 30M units and a staff of approximately 300. The success of the 1st Facility and the market reception of the Product resulted in the construction of a 2nd larger facility (2nd Facility).

The 2nd Facility, as to the complex itself but not the production equipment, has recently been completed in Miyun County in Beijing. The 2nd Facility complex has been built to GMP standards and consists of 3 buildings of approximately 20,000 sq meters situated on a 30,000 sq meter parcel of land.

The 2nd Facility is a scale up of the 1st Facility with a planned annual output of 200M units.

The 2nd Facility is one of four planned similar facilities which in the aggregate have a planned annual production of 800M units. Locations have been identified for future production facilities.

The 2nd Facility will, subject to securing financing, be operational in Q1 2003.

R&D

The Company assumes the Seller's existing R&D program which includes continued collaboration with the CIAE on a variety of developmental products, several of which utilize CIAE's tandem accelerator (Accelerator).

The Seller has secured for the Company and itself their use of the Accelerator for commercial production and R&D uses. The Seller and the Company's Chinese Subsidiary are the only parties entitled to use the Accelerator for commercial purposes.

The Board of Directors present this Proposal to the meeting and requests Ratification of the Acquisition of the Assets and Business of Beijing Super-Energy Yu Heng Technology Developments Co. Ltd.


                              PROPOSAL NUMBER 2

                            ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall consist of between one and nine members, with the exact number of directors between one and nine to be determined by the Board of Directors. The Board of Directors has set the number of directors at five, and there are currently four members of the Board of Directors. Effective as at the date of this Meeting, and subject to ratification of the acquisition of Beijing Super Energy Yu Heng Technology Developments Co. Ltd. and change of business, Mr. Zhankui Mu and Yu Wen Cheng will resign from the Board of Directors. Yu Wen Cheng will resign as Chairman and President. Mr. Stephen Dadson will also resign as Chief Executive Officer.

Three new directors are proposed to be elected at the Meeting to serve until the next annual meeting of shareholders. The Board of Directors will present at the Meeting for election and recommends a vote FOR the following nominees: Chen Zhiqing as Chairman and President, Richard Wang and Stephen Dadson. Each nominee is recommended unanimously by the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Meeting.

Persons receiving a plurality of the votes cast at the Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the nominees for election to the Board of Directors is set forth below.

Directors are elected at annual meetings of the Shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of the Board of Directors.

                  NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Chen Zhiqing - Chairman, President , Chief Executive Officer and Director

Mr. Chen, age 51, is the Chairman of Super Energy's parent company, Beijing Super Energy Heavy-Ion Science and Technology Co. Ltd. He is a graduate from China Northeast University and is a senior engineer with the Hong Kong International High Tech Investment and Exploitation Center and also a standing director of the China anti - counterfeiting techniques union and guild.

Stephen Dadson LL.B, B.Sc. - Director

Mr. Dadson is a seasoned China businessmen having started as early as 1982 when he acted for clients wishing to expand their businesses to include activity in China. Mr. Dadson received his undergraduate degree from the University of Manitoba and Law degree from the University of British Columbia in 1972. Mr. Dadson practiced commercial and securities law for many years from Vancouver. In 1986, Mr. Dadson left full-time practice to become CEO of a resource based company sponsored by a large European insurance group.

In 1990, Mr. Dadson and a Chinese partner began a food and beverage manufacturing and distribution business in China, Hansen Corinco Group, which now has expanded to include real estate development, hospitality and commodity trading divisions. Mr. Dadson does have an active role in Corinco's day to day activity.

Mr. Dadson has been active in the IT business in China. During much of 1999 Mr. Dadson was the CEO of a Chinese Education Service provider, which worked closely with China's Ministry of Information Industries and the Ministry of Education.

Mr. Dadson's present primary activity has been working with new and emerging Chinese businesses.

Mr. Dadson was appointed CEO and a Director of the Company in 2000 and resigned as CEO with the acquisition of the Seller's Assets.

Richard Wang - Director

Richard Wang, a Canadian citizen residing in Vancouver, Canada, has been engaged in several businesses including marketing of health food products and general merchandise in Canada, the US and Asia. He has been involved in all aspects of new product research and development including water-resistant and child-resistant electronic lighters and has filed a patent for this new invention in the USA, Canada and Asia. For the last two years he has been developing Internet business opportunities in Canada and Asia. Mr. Wang was appointed a Director of the Company in 2000.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each current director and each nominee for election to the Board of Directors owned as well as the percentage of shares which the executive officers and directors owned as a group as of August 15, 2002. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.

                                                                    Number of
                                                                    Shares Currently               Number of
                         Director                                   Beneficially        Percent    shares owned
Name                     Since       Address                        Owned               of Class   post acquisition
-----------              ---------   -----------                    ---------------     --------   ----------------
(1)Steve Dadson          2000        Unit #10, 8980                         0             0                   0
                                     Fraserwood Court
                                     Burnaby, B.C.
                                     Canada V5J 5H7

Richard Wang             2000        Unit #10, 8980                 1,000,000             7.75          200,000
                                     Fraserwood Court
                                     Burnaby, B.C.
                                     Canada V5J 5H7

Zhankui Mu               2000        Unit #10, 8980                   500,000             3.87          500,000
                                     Fraserwood Court
                                     Burnaby, B.C.
                                     Canada V5J 5H7

Yu Wen Cheng             2001        Unit #10, 8980                         0             0                   0
                                     Fraserwood Court
                                     Burnaby, B.C.
                                     Canada V5J 5H7

Chen Zhiqing             pending     19/F Dahangjiye Building               0             0          14,600,000 (2)
                                     No. 33 North Renda Road
                                     Beijing China 100080

All Executive Officers and Directors                                1,500,000            11.62       15,300,000 (3)
                                                                                                       61.43%

(1) - Mr. Dadson's wife is the registered and beneficial owner of 1,000,000 shares.

(2) - 2,600,000 shares were acquired by private transactions with the current control group, Tianjin Yu Cheng (as to 1,600,000 shares) and with certain current other shareholders of the Company (as to 1,000,000 shares).

      - 12,000,000 shares are planned to be issued to Beijing Super Energy Yu Heng Technology Developments Co. Ltd.(Seller) in exchange for the acquisition by the Company of 100% of Seller's medical devices assets and business. Mr. Chen owns 55% of Seller.

(3)   Total shares outstanding post acquisition will be 24,906,000

Compensation of Executive Officers

None of our officers and/or directors receive any compensation for their respective services rendered unto the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors.

                              PROPOSAL NUMBER 3

                   APPROVAL OF ANNUAL FINANCIAL STATEMENTS

The audited year end financial statements of the Company dated December 31, 2001 require shareholder approval. The Board of Directors unanimously recommends approval of the 2001 year end financial statements.



                              PROPOSAL NUMBER 4

              CHANGE OF NAME TO SUPER ENERGY INVESTMENTS CORPORATION

As a component of the acquisition transaction outlined in Proposal Number 1 above, the Board of Directors unanimously recommends that the Company change its name to Super Energy Investments Corporation.

                                 OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Extraordinary Meeting and more specifically described in this Proxy Statement will be brought before the Meeting. If any other business should properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Meeting pursuant to the discretionary authority granted in the proxy.

August 23, 2002        By Order of the Board of Directors,


                       /s/ Yu Wen Cheng
                       ----------------------------------
                       Yu Wen Cheng
                       President


The Company attaches a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto.


                                      PROXY

                     DIGITAL VILLAGE WORLD TECHNOLOGIES INC.

The undersigned, owner of shares of corporate stock -the number and description of which are set forth below, appoints Richard Wang and Stephen Dadson, and each of them, with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

Type of meeting: Extraordinary

Date of meeting: Sept 5th 2002


Place of meeting: Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada V5J 5H7.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxy holder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Extraordinary Meeting and Proxy Statement for the Meeting to be held on September 5, 2002.

Dated: _________________, 2002


-----------------------------------
Signature


-----------------------------------
Print name of Shareholder

Number and class of shares held: _______________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     BALLOT

                     DIGITAL VILLAGE WORLD TECHNOLOGIES INC.

                      EXTRAORDINARY MEETING OF SHAREHOLDERS

                                September 5, 2002

A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)


--------------------------------------------------------------------------------
Printed name(s)

B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):


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


C.   Number of shares being voted: _______________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

                                PROPOSAL NUMBER 1

Ratification of Acquisition of Assets and Business of Beijing Super Energy Yu Heng Technology Developments Co. Ltd. and Change of Business

For                     Against                 Abstain
----                    ---------               ---------


                                PROPOSAL NUMBER 2

Election of Directors (Vote for 3)

Nominee                    For                 Against                Abstain
-----------                ----                ---------              ---------

1.   Chen Zhiqing
2.   Richard Wang
3.   Stephen Dadson


                                PROPOSAL NUMBER 3

Approval of the December 31, 2001 Year End Financial Statements

For                     Against                 Abstain
----                    ---------               ---------

                               PROPOSAL NUMBER 4

Approval of Name Change to Super Energy Investments Corporation

For                     Against                 Abstain
----                    ---------               ---------

                          ALL BALLOTS MUST BE SIGNED


For Shareholders Voting in Person:


                                        ----------------------------------------
                                        Signature(s)

                                        ----------------------------------------
                                        Print name(s) exactly as on certificate


For Shares Being Voted by Proxy (attach proxy):


                                        ----------------------------------------
                                        Printed name of proxy holder

                                        ----------------------------------------
                                        Printed name(s) of holder(s) of record

                                        By: ____________________________________
                                        Signature of proxy holder